Exhibit 10.26

AMENDMENT NO. 6 AND WAIVER dated as of May 28, 2003 (this “Amendment”), to the Credit Agreement dated as of June 28, 1999, as amended and restated as of July 21, 1999, as amended (the “Credit Agreement”), among Knowles Electronics Holdings, Inc., formerly known as Knowles Electronics, Inc., a Delaware corporation (the “Parent Borrower”); the financial institutions party thereto as Lenders (the “Lenders”); JPMorgan Chase Bank, as successor to The Chase Manhattan Bank, as administrative agent (in such capacity, the “Administrative Agent”) and Morgan Stanley Senior Funding, Inc., as Syndication Agent.

               A.     The Lenders and the Issuing Bank have extended credit to the Parent Borrower, and have agreed to extend credit to the Parent Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

               B.     The Parent Borrower and Knowles Intermediate Holding, Inc. (“Intermediate Holdings”) have entered into an agreement dated May 20, 2003 in the form of attached hereto as Exhibit A (the “SSPI Sale Agreement”) with Woodward Governor Company (the “Purchaser”), pursuant to which Intermediate Holdings and the Parent Borrower will agree, subject to the terms and conditions set forth therein, to sell, transfer and assign the Shares (as defined in the SSPI Sale Agreement) to the Purchaser (the “SSPI Sale”).

               C.     The Parent Borrower may wish to sell all the capital stock of and any other investments in Ruwido Austria GmbH (“Ruwido”, such capital stock and any other investments, the “Ruwido Securities”) and its Subsidiaries (the “Ruwido Sale”).

               D.     The Parent Borrower has requested that the Required Lenders agree to amend and waive certain provisions of the Credit Agreement and consent to the release of (i) certain Subsidiary Loan Parties from the Guarantee of the Subsidiary Guarantee Agreement and (ii) the security interests pursuant to the Security Documents in the Shares and the assets of the Subsidiaries proposed to be transferred pursuant to the SSPI Sale Agreement, and in the Ruwido Securities and the assets of the Subsidiaries that would be transferred pursuant to a Ruwido Sale as set forth herein. The Required Lenders are willing to agree to such amendments, waivers and consents pursuant to the terms and subject to the conditions set forth herein.

               E.     Capitalized terms used but not defined herein have the meanings assigned to them in the Credit Agreement as amended and waived hereby.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

Amendments. The Credit Agreement is hereby amended as follows:

Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of the term “Consolidated EBITDA” and substituting in lieu thereof the following:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such

Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated tax expenses for income taxes and taxes in the nature of income taxes for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary non-cash charges for such period, (v) one time cash costs incurred in connection with the Transactions in an aggregate amount not to exceed $10,674,000, (vi) the 1999 Balance Sheet Adjustments, (vii) cash restructuring charges taken in 2000, 2001 and/or 2002 in connection with the Manufacturing Restructuring Program in an aggregate amount not to exceed $20,000,000, (viii) non-cash charges relating to the sale of Ruf Electronics Gmbh, (ix) for all purposes other than the calculation of the Leverage Ratio for purposes of determining the Applicable Rate, cash restructuring charges taken in 2003, 2004 and 2005 in an aggregate amount not to exceed $7,500,000 in connection with nonrecurring restructuring of overhead costs and (x) non-cash charges relating to the SSPI Sale and the Ruwido Sale (including any loss relating to the Ruwido Sale), and minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period including gains (net of any and all fees and expenses) relating to the SSPI Sale, all determined on a consolidated basis in accordance with GAAP.

Section 1.01 of the Credit Agreement is hereby amended by adding to paragraph (a) of the definition of the term “Excess Cash Flow” immediately prior to the semicolon at the end thereof the following:

(treating the SSPI Sale and the Ruwido Sale as a Prepayment Event)

Section 1.01 of the Credit Agreement is hereby amended by adding to clause (c)(i) of the definition of the term “Excess Cash Flow” immediately prior to the word “plus” the following:

(excluding any Net Working Capital decrease resulting from (x) the SSPI Sale for the fiscal year of such sale and (y) the Ruwido Sale for the fiscal year of such sale)

Section 1.01 of the Credit Agreement is hereby amended by adding to clause (f) of the definition of the term “Excess Cash Flow” immediately prior to the first comma thereof the following:

(for purposes of this clause (f), scheduled repayments of the Loans that are adjusted pursuant to the proviso in the first sentence of Section 2.10(d) shall be deemed to be repaid (i) in the fiscal year in which such scheduled repayments would be due but for such proviso and (ii) in the amount of total scheduled repayments that would be due in such fiscal year but for such proviso)

Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing at the end of clause (i) of the definition of the term “Net Working Capital” and substituting in lieu thereof a comma and (ii) adding following the word “Program” the following:

and (iii) accruals and reserves for or relating to nonrecurring restructuring of overhead costs taken in 2003, 2004 and 2005 in an aggregate amount not to exceed $7,500,000

Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

“Amendment Number 6” means Amendment No. 6 and Waiver dated as of May 28, 2003, to this Agreement.

“Amendment No. 6 Effective Date” means the date Amendment No. 6 becomes effective in accordance with its terms.

“Ruwido Sale” has the meaning set forth in Amendment No. 6.

“SSPI Sale” has the meaning set forth in Amendment No. 6.

                 F.Section 2.10(d) of the Credit Agreement is hereby amended by adding prior to the period at the end of the first sentence thereof the following:

; provided that in the case of the SSPI Sale, the first $10,000,000 of Net Proceeds shall be applied to reduce the subsequent scheduled repayments of Tranche B Term Borrowings to be made pursuant to this Section or pursuant to Section 2.11(d) in the direct order in which such repayments are due, and the remainder of such Net Proceeds shall be applied to reduce the subsequent scheduled repayments of Tranche B Term Borrowings to be made pursuant to this Section ratably.

Section 6.04(k) of the Credit Agreement is hereby amended by adding before the semicolon at the end thereof the following:

(for purposes of the clause (k), the Ruwido Sale shall be considered as if permitted by Section 6.05)

Section 6.05(d) of the Credit Agreement is hereby amended by adding immediately prior to the semicolon at the end thereof the following:

(it being understood that neither the SSPI Sale nor the Ruwido Sale shall be considered as made in reliance upon this clause (d))

Section 6.12 of the Credit Agreement is hereby amended by adding immediately before the colon before the table thereof the following:

(for purposes of the foregoing proviso, the Ruwido Sale and the SSPI Sale shall not be deemed a disposition permitted by Section 6.05)

Section 6.13 of the Credit Agreement is hereby amended by adding immediately before the colon before the table thereof the following:

(for purposes of the foregoing proviso, the Ruwido Sale and the SSPI Sale shall not be deemed a disposition permitted by Section 6.05)

Waivers. The undersigned Lenders hereby waive compliance by the Parent Borrower with the provisions of the Credit Agreement to the extent necessary to permit the SSPI Sale on substantially the same terms and conditions set forth in the SSPI Sale Agreement; provided that on the date of consummation of the SSPI Sale, the entire amount of the Net Proceeds thereof (which shall exclude amounts deposited in escrow in accordance with the SSPI Sale Agreement and a reasonable reserve for a potential purchase price adjustment), which shall not be less than $42,000,000 after excluding such escrowed amounts and reserve, shall be delivered to the Administrative Agent and applied (on such date or, if received too late on such date to be so applied, then on the next Business Day) to prepay Tranche B Term Borrowings pursuant to Section 2.11(c) of the Credit Agreement (and no election shall be permitted thereunder to reinvest such Net Proceeds), and any Net Proceeds thereof received after the date of consummation of the SSPI Sale (including pursuant to a release of escrowed amounts) shall be delivered to the Administrative Agent by the Parent Borrower on the date received and applied (on such date or, if received too late on such date to be so applied, then on the next Business Day) to prepay Term Borrowings pursuant to Section 2.11(c) of the Credit Agreement (and no election shall be permitted thereunder to reinvest such Net Proceeds).

The undersigned Lenders hereby waive compliance by the Parent Borrower with (x) Sections 6.03 and 6.05 of the Credit Agreement to the extent necessary to permit the Ruwido Sale and (y) Section 6.08 of the Credit Agreement to the extent necessary to allow for up to the full repayment of any Indebtedness of Ruwido and its Subsidiaries in connection with the Ruwido Sale (any such repaid Indebtedness being deemed to be required to be repaid for the purpose of the calculation of Net Proceeds, whether or not so required); provided that in the case of each of clauses (x) and (y), (i) there shall not be any significant additional investments in or other transfers of assets to Ruwido and its Subsidiaries by the Parent Borrower and its other Subsidiaries, or other unusual intercompany transactions between Ruwido and its Subsidiaries, on the one hand, and the Parent Borrower and its other Subsidiaries, on the other hand, prior to consummation of the Ruwido Sale, (ii) no Default shall have occurred and be continuing at the time of and after giving effect to the Ruwido Sale, (iii) the Ruwido Sale shall be consummated prior to December 31, 2004, (iv) the Parent Borrower and its other Subsidiaries shall not have any investment commitments or other contingent liabilities to or for the account of Ruwido or any of its Subsidiaries (or for the purchaser thereof) after giving effect to the Ruwido Sale, other than pursuant to customary indemnities and purchase price adjustments, (v) the sum of (A) the Net Proceeds received on the date of consummation of the Ruwido Sale and (B) the amount of any optional prepayments of Tranche B Term Loans on such date shall not be less than $1,000,000, (vi) all Net Proceeds from the Ruwido Sale shall be delivered to the Administrative Agent not later than one Business Day after the date of receipt and applied (on such date or, if received too late on such date to be so applied, then on the next Business Day) to prepay Term Borrowings pursuant to Section 2.11(c) of the Credit Agreement (and no election shall be permitted thereunder to reinvest such Net Proceeds) and (vii) the Parent Borrower shall deliver to the Administrative Agent, on or prior to the date of consummation of the Ruwido Sale, a certificate of a Financial Officer certifying compliance with the requirements set forth in clause (i), (ii) and (iv) of this paragraph and setting forth a reasonably detailed computation of the Net Proceeds of the Ruwido Sale.

               H. The undersigned Lenders hereby waive compliance with Section 6.09 of the Credit Agreement to the extent necessary to permit the payment of the Parent Borrower or its Subsidiaries to one or more of the Sponsors or their Affiliates of fees in respect of the SSPI Sale in an aggregate amount not exceeding 2.0% of the gross proceeds of the SSPI Sale; provided that such fees shall not be paid prior to consummation of the SSPI Sale.

Acknowledgement. The undersigned Lenders acknowledge that upon consummation of any sale, transfer or other disposition of all the capital stock of a Subsidiary to a Person that is not an Affiliate of the Parent Borrower in accordance with the Credit Agreement (including pursuant to any amendment, waiver or consent in respect thereof), such Subsidiary and its capital stock and assets shall be released from the Loan Documents and the Liens granted thereunder and, accordingly, upon consummation of the SSPI Sale or the Ruwido Sale, the Administrative Agent is authorized to execute and deliver any documents and other instruments necessary or appropriate to confirm or effect such release in respect of the affected Subsidiaries.

The undersigned Lenders acknowledge that, upon payment of all amounts owing pursuant to Section 5 hereof on the Amendment Effective Date, the Success Fee Principal Amount shall have been paid in full and no further payment shall accrue with respect thereto.

Representations and Warranties. The Parent Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

This Amendment has been duly authorized, executed and delivered by it and constitutes the legal, valid and binding obligation of the Parent Borrower, enforceable against the Parent Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

On and as of the Amendment Effective Date, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

At the time of and immediately after giving effect to this Amendment, no Default has occurred and is continuing.

Conditions to Effectiveness. This Amendment and the waivers set forth herein shall become effective on the date of consummation of the SSPI Sale subject to prior or concurrent satisfaction of the following conditions (such date, the “Amendment Effective Date”):

The Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Parent Borrower, the Required Lenders and Lenders holding a majority in interest of the outstanding Tranche B Term Loans.

The representations and warranties set forth in Section 4 of this Amendment shall be true and correct.

The Administrative Agent shall have received payment of all out-of-pocket expenses (including fees and disbursements of counsel for the Administrative Agent) required to be paid or reimbursed by the Parent Borrower under the Credit Agreement, to the extent invoices therefor have been presented to the Parent Borrower at least one Business Day prior to the Amendment Effective Date.

The Administrative Agent shall have received (i) a copy of the SSPI Sale Agreement, which shall have been executed and delivered by the parties thereto and which shall be substantially in the form attached hereto as Exhibit A and shall not have been modified from the version attached herein as Exhibit A (or amended or waived) in any respect that is adverse to the interests of the Parent Borrower or the Lenders in any material respect, and any other documents executed and delivered in connection with the SSPI Sale reasonably requested by the Administrative Agent and (ii) a certificate of a Financial Officer of the Parent Borrower certifying compliance with clause (i) above and setting forth a reasonably detailed computation of the Net Proceeds of the SSPI Sale

               (e)(i) The SSPI Sale shall be consummated on the Amendment Effective Date, (ii) the Net Proceeds therefrom delivered to the Administrative Agent on such date to be applied to prepay Tranche B Term Borrowings shall not be less than $42,000,000 and (iii) the Parent Borrower shall have paid the full amount of the success fee that has accrued in respect of the Success Fee Principal Amount from the Fifth Amendment Effective Date through the Amendment Effective Date.

Notwithstanding the foregoing, this Amendment and the waivers set forth herein shall not become effective unless the Amendment Effective Date occurs on or prior to July 31, 2003.

Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart hereof.

Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP counsel for the Administrative Agent.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

KNOWLES ELECTRONICS HOLDINGS, INC.,
By

Name:
Title:

JPMORGAN CHASE BANK, individually and as Administrative Agent,

By

Name:
Title:

MORGAN STANLEY SENIOR FUNDING, INC., individually and as Syndication Agent,

By

Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 6 DATED AS OF
May 28, 2003

To Approve the Amendment:

Name of Institution:

By

Name:
Title: